SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                            ___________________


                                 FORM 8-K

                              CURRENT REPORT

                            ___________________


                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                            ___________________


     Date of Report (Date of earliest event reported):  July 25, 1996


                            ___________________







                        EFI ELECTRONICS CORPORATION
                     ---------------------------------
         (Exact name of registrant as specified in its charter)




     Delaware                   0-15967                     75-2072203
   -------------              ------------                 -------------
(State or other          (Commission File No.)           (IRS Employer
jurisdiction of                                          Identification No.)
incorporation)
(Commission File No.)


                            2415 South West
                       Salt Lake City, Utah 84119
                      -----------------------------
       (Address of principal executive offices, including zip code)


                            (801) 977-9009
                         --------------------
         (Registrant's telephone number, including area code)

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                             TABLE OF CONTENTS


Item 4.   Changes in Registrant's Certifying Accountant. . . . . . . . .  1
          ---------------------------------------------
SIGNATURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

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Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

     Effective June 26, 1996, Coopers & Lybrand LLP, the independent accountant engaged to audit the financial statements of EFI Electronics Corporation (the "Company") during the Company's two most recent fiscal years and prior thereto, resigned. The resignation and related matters were reported on Form 8 K dated June 26, 1996 to which reference is hereby made.

     Effective July 25, 1996, Grant Thornton LLP ("Grant Thornton") was engaged to audit the financial statements of the Company and its subsidiaries for the fiscal year ending March 31, 1997. The Company did not consult Grant Thornton as to the application of accounting principals to specific completed or contemplated transactions, the type of audit opinion which might be rendered on the Company's financial statements or as to any matter which was the subject of a disagreement previously identified in response to paragraph (a)(1)(iv) of Item 304.

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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                             EFI ELECTRONICS CORPORATION


                       /s/ Richard D. Clasen
                       --------------------------------------------------------
                       Richard D. Clasen, President and Chief Executive Officer


Date: July 31, 1996

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